United
                    New Concepts
                    Fund, Inc.

                    SEMIANNUAL
                    REPORT
                    -------------------------------------------
                    For the six months ended September 30, 1996

This report is submitted for the general information of the shareholders of United New Concepts Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United New Concepts Fund, Inc. current prospectus.

PRESIDENT'S LETTER
SEPTEMBER 30, 1996



Dear Shareholder:

     As President of your Fund, I would like to thank you for your continued confidence in our products and services. Our goal to provide the best service possible to our shareholders has not changed since we opened our doors nearly 60 years ago. Waddell & Reed's team of professionals, including the Fund's manager, our customer service representatives and your personal account representative continue to strive to meet your financial needs.

     Waddell & Reed plays a special role in the investment industry. We take pride in being one of the few financial services firms committed to locally based account representatives who provide the personal service you need. When you're ready to evaluate your financial plan to keep up with life's changes, or to find an answer to a financial question that you may have, your representative is ready to assist you--when you need it. He or she is available to help you plan for your retirement, fund a child's education or make plans for other long-term financial goals.

     All of us are committed to helping you meet the financial goals that are important to you. This is accomplished by our offering investment products to meet a variety of personal financial objectives, along with the personal service to make the investment process more convenient and accessible.

     We want to continue to meet your financial needs for many years to come. Should you have any questions about your account or other financial issues that are important to you, contact your personal account representative or your local Waddell & Reed office. They're ready to help you make the most of your financial future.

Respectfully,
Keith A. Tucker
President

SHAREHOLDER SUMMARY
--------------------------------------------------------------
United New Concepts Fund, Inc.

PORTFOLIO STRATEGY:
Common Stock in new &      OBJECTIVE:   Growth of capital.
emerging companies
                            STRATEGY:   Invests primarily in
Maximum 10% Foreign                     common stocks of
Securities                              relatively new or
                                        unseasoned companies,
Cash Reserves                           companies in their early stages of
                                        development or smaller companies in new
                                        or emerging industries.  (May purchase
                                        securities subject to repurchase
                                        agreements.  May invest in certain
                                        options and futures.)

                                        The use of cash reserves (often invested in money market securities) for defensive purposes is a strategy that may be utilized by the New Concepts Fund from time to time.

                                        Moving into cash reserve positions at
                                        times thought to be near a major stock
                                        market peak allows the Fund the
                                        opportunity to capture profits and
                                        attempts to cushion the impact of market declines. The added flexibility provided by our CASH RESERVES STRATEGY has from time to time been an important element in our past success and, when deemed appropriate, may be used in the management of the portfolio in the future.

                             FOUNDED:   1983

        SCHEDULED DIVIDEND FREQUENCY:   ANNUALLY (December)

PERFORMANCE SUMMARY - Class A Shares

           PER SHARE DATA
For the Six Months Ended September 30, 1996
-------------------------------------------
NET ASSET VALUE ON
    9/30/96                    $15.92
    3/31/96                     15.46
                               ------
CHANGE PER SHARE                $0.46
                               ======

Past performance is not necessarily indicative of future results.


                              TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
Period                                      Sales Load*    Sales Load**
------                                      -----------    ------------
1-year period ended 9-30-96                      2.23%          8.47%
5-year period ended 9-30-96                     15.96%         17.34%
10-year period ended 9-30-96                    14.31%         14.99%

Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS

On September 30, 1996, United New Concepts Fund, Inc. had net assets totaling $582,315,439 invested in a diversified portfolio of:

   70.90%  Common Stocks
   29.10%  Cash and Cash Equivalents

As a shareholder of United New Concepts Fund, Inc., for every $100 you had invested on September 30, 1996, your Fund owned:

 $38.38  Services Stocks
  29.10  Cash and Cash Equivalents
  12.09  Manufacturing Stocks
   6.79  Finance, Insurance and Real Estate Stocks
   8.45  Wholesale and Retail Trade Stocks
   5.19  Transportation, Communication, Electric
           and Sanitary Services Stocks

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1996

                                              Shares        Value

COMMON STOCKS
Automotive Dealers and Service Stations - 0.66%
 O'Reilly Automotive, Inc.*  .............   110,000 $  3,822,500

Building Materials and Garden Supplies - 2.11%
 Central Tractor Farm & Country, Inc.* ...   200,000    2,375,000
 Fastenal Company  .......................   200,000    9,925,000
   Total .................................             12,300,000

Business Services - 18.94%
 America Online, Inc.*  ..................   500,000   17,812,500
 CKS Group, Inc.*  .......................   250,000    5,859,250
 CMG Information Services, Inc.*  ........   170,000    2,486,250
 CUC International Inc.*  ................   400,000   15,950,000
 Cerner Corporation*  ....................   154,700    2,407,441
 cisco Systems, Inc.*  ...................   500,000   31,031,000
 FactSet Research Systems, Inc.*  ........   208,900    3,995,213
 HCIA Inc.*  .............................    65,800    3,972,675
 Health Management Systems, Inc.*  .......   180,000    5,310,000
 IMNET Systems, Inc.*  ...................   105,000    2,027,760
 Leap Group, Inc.*  ......................   200,000    2,050,000
 Metromail Corporation*  .................   202,500    4,379,063
 PHAMIS, Inc.*  ..........................   200,000    3,312,400
 QuickResponse Services, Inc.*  ..........   141,000    5,340,375
 Shared Medical Systems Corporation  .....     6,300      357,916
 Shiva Corporation*  .....................    70,000    4,016,250
   Total .................................            110,308,093

Chemicals and Allied Products - 0.78%
 Watson Pharmaceuticals Inc.*  ...........   120,400    4,530,050

Communication - 5.19%
 CommNet Cellular Inc.*  .................   200,000    5,800,000
 Intermedia Communications of Florida,
  Inc.*   ................................   300,000    8,868,600
 LCC International, Inc.*  ...............    40,000      735,000
 MFS Communications Company, Inc.*  ......   250,000   10,890,500
 Mobile Telecommunication Technologies
   Corp.* ................................   250,000    3,937,500
   Total .................................             30,231,600

Depository Institutions - 1.69%
 Concord EFS, Inc.*   ....................   379,687    9,824,401

Eating and Drinking Places - 0.24%
 Longhorn Steaks, Inc.*  .................    95,000    1,425,000


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1996

                                              Shares        Value

COMMON STOCKS (Continued)
Electronic and Other Electric Equipment - 2.53%
 Advanced Fibre Communication*  ..........    35,000 $    875,000
 Ascend Communications, Inc.*  ...........   210,000   13,873,020
   Total .................................             14,748,020

Engineering and Management Service - 0.36%
 Transition Systems, Inc.*  ..............   100,000    2,075,000

Furniture and Home Furnishings Stores - 0.49%
 Williams-Sonoma, Inc.*   ................   100,000    2,843,700

Health Services - 4.49%
 ARV Assisted Living, Inc.*  .............    61,000      907,375
 American Healthcorp, Inc.*  .............   300,000    3,243,600
 Assisted Living Concepts, Inc.*  ........   100,000    1,900,000
 HEALTHSOUTH Corporation*  ...............    84,636    3,247,906
 Inphynet Medical Management Inc.*  ......   200,000    3,600,000
 Physicians Resource Group, Inc.*  .......   300,000    7,087,500
 Vencor, Incorporated*  ..................   190,150    6,132,337
   Total .................................             26,118,718

Industrial Machinery and Equipment - 1.25%
 Digi International Inc.*  ...............   150,000    2,156,250
 MicroTouch Systems, Inc.*  ..............   270,000    5,130,000
   Total .................................              7,286,250

Instruments and Related Products - 4.59%
 Boston Scientific Corporation*  .........   120,000    6,900,000
 Innovasive Devices, Inc.*  ..............    55,000      495,000
 LUNAR CORPORATION*  .....................   210,000    6,825,000
 St. Jude Medical, Inc.*  ................   120,000    4,852,440
 STERIS Corporation*  ....................   100,000    3,368,700
 Target Therapeutics, Inc.*  .............   100,000    4,262,500
   Total .................................             26,703,640

Insurance Agents, Brokers and Service - 1.19%
 CRA Managed Care, Inc.*  ................   128,700    6,917,625

Insurance Carriers - 1.52%
 United HealthCare Corporation  ..........   213,000    8,866,125

Miscellaneous Retail - 3.51%
 Books-A-Million, Inc.*  .................   180,000    1,428,660
 MSC Industrial Direct Co., Inc.*  .......   116,500    4,150,313
 OmniCare, Inc.  .........................   486,400   14,835,200
   Total .................................             20,414,173


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1996

                                              Shares        Value

COMMON STOCKS (Continued)
Nondepository Institutions - 0.82%
 Mercury Finance Company  ................   399,999 $  4,799,988

Personal Services - 1.90%
 Equity Corporation International*  ......   350,000   11,046,700

Prepackaged Software - 12.69%
 Broderbund Software, Inc.*  .............   120,200    3,455,750
 Citrix Systems, Inc.*  ..................    33,000    1,683,000
 Dendrite International, Inc.*  ..........   152,000    4,664,424
 Electronic Arts Inc.*  ..................   120,000    4,477,440
 Expert Software, Inc.*  .................   300,000    2,100,000
 GT Interactive Software Corp.*  .........   150,000    3,431,250
 HPR Inc.*  ..............................   199,800    3,221,775
 Health Systems Design Corporation*  .....   180,200    1,982,200
 Macromedia, Inc.*  ......................    80,000    1,660,000
 Medic Computer Systems, Inc.*  ..........    80,000    2,910,000
 Microsoft Corporation*  .................    40,000    5,272,480
 Parametric Technology Corporation*  .....   400,000   19,774,800
 Premenos Technology Corp.*  .............   175,000    3,609,375
 Synopsys, Inc.*  ........................   140,000    6,457,500
 Wall Data Incorporated*  ................   400,000    9,200,000
   Total..................................             73,899,994

Real Estate - 1.57%
 Stewart Enterprises, Inc., Class A  .....   268,650    9,134,100

Stone, Clay and Glass Products - 0.55%
 Department 56, Inc.*  ...................   129,800    3,228,775

Transportation Equipment - 2.39%
 Gentex Corporation*  ....................   120,000    2,722,440
 Harley-Davidson, Inc.  ..................   260,000   11,180,000
   Total .................................             13,902,440

Wholesale Trade - Nondurable Goods - 1.44%
 Cardinal Health, Inc.  ..................   101,639    8,397,922

TOTAL COMMON STOCKS - 70.90%                         $412,824,814
 (Cost: $222,114,118)


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value
SHORT-TERM SECURITIES
Commercial Paper
 Chemicals and Allied Products - 2.96%
 Air Products & Chemicals Inc.,
   5.42%, 10-23-96 .......................   $11,000 $ 10,963,566
 Hercules, Inc.,
   5.33%, 10-24-96 .......................     6,275    6,253,632
   Total..................................             17,217,198

 Communication - 1.88%
 Bell Atlantic Financial Services Inc.,
   5.43%, 10-24-96 .......................     1,750    1,743,929
 GTE Corporation,
   5.42%, 10-8-96 ........................     9,220    9,210,283
   Total .................................             10,954,212

 Depository Institutions - 0.58%
 U.S. Bancorp,
   Master Note............................     3,388    3,388,000

 Electric, Gas and Sanitary Services - 6.57%
 Carolina Power & Light Co.,
   5.32%, 10-9-96 ........................     5,980    5,972,930
 PacifiCorp,
   5.31%, 10-18-96 .......................     5,540    5,526,056
 Public Service Company of Colorado:
   5.56%, 10-4-96 ........................     2,850    2,848,679
   5.49%, 10-18-96 .......................     4,905    4,892,284
 Public Service Electric & Gas Co.,
   5.5%, 10-16-96 ........................     1,495    1,491,574
 Questar Corp.,
   5.28%, 10-11-96 .......................     6,275    6,265,797
 Western Resources Inc.:
   5.42%, 10-7-96 ........................     8,285    8,277,516
   5.52%, 10-25-96 .......................     3,000    2,988,960
   Total..................................             38,263,796

 Food and Kindred Products - 4.12%
 General Mills, Inc.,
   Master Note ...........................     1,659    1,659,000
 Heinz (H.J.) Company,
   5.35%, 10-24-96 .......................     3,615    3,602,644
 Quaker Oats Co.:
   5.55%, 10-7-96 ........................     4,135    4,131,175
   5.66%, 10-17-96 .......................     5,390    5,376,441
 Ralston Purina Co.,
   5.47%, 10-25-96 .......................     2,000    1,992,707
 Seagram (Joseph E.) & Son Inc.,
   5.34%, 10-17-96 .......................     7,250    7,232,793
   Total..................................             23,994,760


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Commercial Paper (Continued)
 Nondepository Institutions - 1.12%
 Island Finance Puerto Rico Inc.,
   5.32%, 10-21-96 .......................   $ 2,540 $  2,532,493
 Textron Financial Corp.,
   5.47%, 10-18-96 .......................     4,025    4,014,603
   Total..................................              6,547,096

 Petroleum and Coal Products - 1.91%
 Kerr-McGee Credit Corp.:
   5.45%, 10-15-96 .......................     5,275    5,263,820
   5.47%, 10-23-96 .......................     5,860    5,840,412
   Total .................................             11,104,232

 Primary Metal Industries - 3.42%
 Aluminum Co. of America,
   5.33%, 10-24-96 .......................    20,000   19,931,894

 Printing and Publishing - 1.71%
 American Greetings Corporation,
   5.43%, 10-22-96 .......................    10,000    9,968,325

 Transportation Equipment - 1.41%
 Dana Credit Corp.:
   5.48%, 10-11-96 .......................     2,525    2,521,156
   5.5%, 10-30-96 ........................     2,905    2,892,129
 Echlin, Inc.,
   5.42%, 10-7-96 ........................     2,275    2,272,945
 Textron Inc.,
   5.45%, 10-22-96 .......................       550      548,252
   Total .................................              8,234,482

 Wholesale Trade - Nondurable Goods - 1.56%
 Sara Lee Corporation,
   Master Note ...........................     9,055    9,055,000

Total Commercial Paper - 27.24%                       158,658,995

Commercial Paper (backed by irrevocable bank
 letter of credit) - 1.08%
 Electric, Gas and Sanitary Services
 CommEd Fuel Co. Inc. (Credit Suisse),
   5.37%, 10-8-96 ........................     6,290    6,283,432


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF
UNITED NEW CONCEPTS FUND, INC.
SEPTEMBER 30, 1996

                                           Principal
                                           Amount in
                                           Thousands        Value

SHORT-TERM SECURITIES (Continued)
Municipal Obligations - 1.72%
California
 Oakland-Alameda County Coliseum Lease
   Revenue Bonds,
   5.4%, 10-21-96 ........................   $10,000 $ 10,000,000

TOTAL SHORT-TERM SECURITIES - 30.04%                 $174,942,427
 (Cost: $174,942,427)

TOTAL INVESTMENT SECURITIES - 100.94%                $587,767,241
 (Cost: $397,056,545)

LIABILITIES, NET OF CASH AND OTHER ASSETS - (0.94%)    (5,451,802)

NET ASSETS - 100.00%                                 $582,315,439


Notes To Schedule of Investments

    *No income dividends were paid during the preceding 12 months.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED NEW CONCEPTS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996

Assets
 Investment securities - at value
   (Notes 1 and 3) ................................. $587,767,241
 Cash   ............................................       93,134
 Receivables:
   Investment securities sold.......................    2,433,867
   Fund shares sold ................................    1,421,124
   Dividends and interest ..........................       93,049
 Prepaid insurance premium  ........................       12,564
                                                     ------------
    Total assets  ..................................  591,820,979
                                                     ------------
Liabilities
 Payable for investment securities purchased .......    8,227,591
 Payable for Fund shares redeemed  .................      956,722
 Accrued service fee  ..............................      173,100
 Accrued transfer agency and dividend disbursing  ..      116,196
 Accrued accounting services fee  ..................        5,833
 Other  ............................................       26,098
                                                     ------------
    Total liabilities  .............................    9,505,540
                                                     ------------
      Total net assets ............................. $582,315,439
                                                     ============
Net Assets
 $1.00 par value capital stock
   Capital stock ................................... $ 36,565,069
   Additional paid-in capital ......................  337,226,884
 Accumulated undistributed income:
   Accumulated undistributed net investment
    income  ........................................    1,693,093
   Accumulated undistributed net realized gain
    on investment transactions  ....................   16,119,697
   Net unrealized appreciation in value of
    investments at end of period  ..................  190,710,696
                                                     ------------
    Net assets applicable to outstanding units
      of capital ................................... $582,315,439
                                                     ============
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................       $15.92
 Class Y  ..........................................       $15.96
Capital shares outstanding
 Class A  ..........................................   36,043,961
 Class Y  ..........................................      521,108
Capital shares authorized ..........................  200,000,000


                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended SEPTEMBER 30, 1996

Investment Income
 Income:
   Interest ........................................   $4,310,016
   Dividends .......................................      135,849
                                                      -----------
    Total income  ..................................    4,445,865
                                                      -----------
 Expenses (Note 2):
   Investment management fee .......................    2,024,438
   Transfer agency and dividend disbursing - Class A      707,325
   Service fee - Class A ...........................      465,041
   Accounting services fee .........................       31,667
   Custodian fees ..................................       15,698
   Audit fees ......................................        8,790
   Shareholder servicing - Class Y..................        6,340
   Legal fees ......................................        5,448
   Other ...........................................      163,105
                                                      -----------
    Total expenses  ................................    3,427,852
                                                      -----------
      Net investment income ........................    1,018,013
                                                      -----------

Realized and Unrealized Gain (Loss) on Investments
 Realized net loss on investments  .................     (281,171)
 Unrealized appreciation in value of investments
   during the period ...............................   18,259,753
                                                      -----------
   Net gain on investments .........................   17,978,582
                                                      -----------
    Net increase in net assets resulting from
      operations ...................................  $18,996,595
                                                      ===========


                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                            For the     For the
                                          six months  fiscal year
                                             ended       ended
                                         September 30, March 31,
                                             1996         1996
Increase in Net Assets                  ------------  ------------
 Operations:
   Net investment income ...............  $1,018,013  $  1,167,792
   Realized net gain (loss) on
    investments  .......................    (281,171)   23,180,531
   Unrealized appreciation .............  18,259,753    81,497,533
                                        ------------  ------------
    Net increase in net assets
      resulting from operations ........  18,996,595   105,845,856
                                        ------------  ------------
 Dividends to shareholders from:*
   Net investment income:
    Class A  ...........................         ---      (912,026)
    Class Y  ...........................         ---        (2,797)
   Realized gains on securities transactions:
    Class A  ...........................         ---   (12,198,918)
    Class Y  ...........................         ---       (32,358)
                                        ------------  ------------
                                                 ---   (13,146,099)
                                        ------------  ------------
 Capital share transactions:
   Proceeds from sale of shares:
    Class A (35,484,422 and 63,533,003
      shares, respectively) ............ 551,142,517   921,129,691
    Class Y (91,689 and 471,439
      shares, respectively) ............   1,463,833     7,171,949
   Proceeds from reinvestment of dividend
    and/or capital gains distribution:
    Class A (0 and 895,245
      shares, respectively) ............         ---    13,052,675
    Class Y (0 and 2,411
      shares, respectively) ............         ---        35,155
   Payments for shares redeemed:
    Class A (31,234,301 and 57,415,916
      shares, respectively) ............(487,614,271) (838,714,963)
    Class Y (35,302 and 9,129
      shares, respectively) ............    (532,481)    (138,928)
                                        ------------  ------------
    Net increase in net assets resulting
      from capital share transactions ..  64,459,598   102,535,579
                                        ------------  ------------
      Total increase ...................  83,456,193   195,235,336
Net Assets
 Beginning of period ............ ...... 498,859,246   303,623,910
                                        ------------  ------------
 End of period  ........................ 582,315,439  $498,859,246
                                        ============  ============
   Undistributed net investment income..  $1,693,093      $675,080
                                          ==========      ========
                 *See "Financial Highlights" on pages 15 - 16.
                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                   For the
                  six months  For the fiscal year ended March 31,
                     ended    -----------------------------------
                    9-30-96    1996   1995    1994   1993    1992
                    -------  ------ ------  ------ ------  ------
Net asset value,
 beginning of
 period  ........... $15.46  $12.25 $10.94  $ 9.70  $9.41   $6.84
                     ------  ------ ------  ------  -----   -----
Income from investment
 operations:
 Net investment
   income (loss) ...   0.03    0.04   0.03   (0.01)  0.01    0.02
 Net realized and
   unrealized gain
   on investments ..   0.43    3.63   2.12    1.48   0.29    2.57
                     ------  ------ ------  ------  -----   -----
Total from investment
 operations  .......   0.46    3.67   2.15    1.47   0.30    2.59
                     ------  ------ ------  ------  -----   -----
Less distributions:
 Dividends from
   net investment
   income ..........  (0.00)  (0.03) (0.01)  (0.00) (0.01)  (0.02)
 Distribution from
   capital gains ...  (0.00)  (0.43) (0.83)  (0.23) (0.00)  (0.00)
                     ------  ------ ------  ------  -----   -----
Total distributions.  (0.00)  (0.46) (0.84)  (0.23) (0.01)  (0.02)
                     ------  ------ ------  ------  -----   -----
Net asset value,
 end of period  .... $15.92  $15.46 $12.25  $10.94  $9.70   $9.41
                     ======  ====== ======  ======  =====   =====
Total return* ......   2.98%  30.18% 20.50%  15.21%  3.19%  37.83%
Net assets, end
 of period (000
 omitted) ..........$573,999$491,668$303,624$221,053$179,959$152,426
Ratio of expenses
 to average net
 assets  ...........   1.28%** 1.19%  1.24%   1.19%  1.18%   1.16%
Ratio of net investment
 income to average
 net assets  .......   0.38%** 0.29%  0.30%  -0.11%  0.15%   0.22%
Portfolio turnover
 rate  .............  16.08%  27.75% 44.01%  55.23% 57.10%  71.56%
Average commission
 rate paid .........  $0.0501

  *Total return calculated without taking into account the sales load deducted on an initial purchase.
 **Annualized.
                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                    For the        For the
                        six         period
                     months        from 9/6/95
                      ended        through
                    9/30/96        3/31/96*
                   --------        --------
Net asset value,
 beginning of period $15.47         $15.14
                     ------         ------
Income from investment
 operations:
 Net investment
   income ..........   0.05           0.05
 Net realized and
   unrealized gain on
   investments......   0.44           0.75
                     ------         ------
Total from investment
 operations ........   0.49           0.80
                     ------         ------
Less distributions:
 Dividends from net
   investment
   income...........  (0.00)         (0.04)
 Distribution from
   capital gains....  (0.00)         (0.43)
                     ------         ------
Total distributions.  (0.00)         (0.47)
                     ------         ------
Net asset value,
 end of period ..... $15.96         $15.47
                     ======         ======
Total return .......   3.17%          5.44%
Net assets, end of
 period (000
 omitted)  ......... $8,316         $7,191
Ratio of expenses
 to average net
 assets ............   0.99%**        0.96%**
Ratio of net
 investment income
 to average net
 assets ............   0.67%**        0.54%**
Portfolio
 turnover rate .....  16.08%         27.75%**
Average commission
 rate paid .........  $0.0501

 *On July 18, 1995, the Fund began offering Class Y shares to the public.
   Fund shares outstanding prior to that date were designated Class A shares.
 **Annualized.
                       See notes to financial statements.

UNITED NEW CONCEPTS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1996

NOTE 1 -- Significant Accounting Policies

     United New Concepts Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to seek growth through a diversified holding of securities issued primarily by new or unseasoned companies, companies which are in their early stages of development or smaller companies positioned in new and emerging industries where the opportunity for rapid growth is above average. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using Nasdaq (National Association of Securities Dealers Automated Quotations System) which provides information on bid and asked or closing prices quoted by major dealers in such stocks. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income distributions and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management And Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .35% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $14.7 billion of combined net assets at September 30, 1996) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly-owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly-owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level                 Annual Fee
          (all dollars in millions)       Rate for Each Level
          -------------------------       -------------------
          From $    0 to $   10                $      0
          From $   10 to $   25                $ 10,000
          From $   25 to $   50                $ 20,000
          From $   50 to $  100                $ 30,000
          From $  100 to $  200                $ 40,000
          From $  200 to $  350                $ 50,000
          From $  350 to $  550                $ 60,000
          From $  550 to $  750                $ 70,000
          From $  750 to $1,000                $ 85,000
               $1,000 and Over                 $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month ($1.0208 per account prior to April 1, 1996), plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received direct and indirect gross sales commissions for Class A shares (which are not an expense of the Fund) of $2,591,222, out of which W&R paid sales commissions of $1,486,125 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a fee to W&R in an amount not to exceed .25% of the Fund's average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $9,241.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and United Investors Management Company, a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $101,564,370 while proceeds from maturities and sales aggregated $61,294,536. Purchases of short-term securities aggregated $1,175,302,507 while proceeds from maturities and sales aggregated $1,148,860,610. No U.S. Government securities were bought or sold during the period ended September 30, 1996.

     For Federal income tax purposes, cost of investments owned at September 30, 1996 was $397,056,545, resulting in net unrealized appreciation of $190,710,696, of which $201,116,964 related to appreciated securities and $10,406,268 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $23,180,531 during the year ended March 31, 1996, of which a portion was paid to shareholders during the period ended March 31, 1996. Remaining capital gain net income will be distributed to the Fund's shareholders.

 NOTE 5 -- Multiclass Operations

     On July 18, 1995, the Fund was authorized to offer investors a choice of two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of United New Concepts Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of United New Concepts Fund, Inc. (the "Fund") at September 30, 1996, the results of its operations for the six months then ended and the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.






Price Waterhouse LLP
Kansas City, Missouri
November 8, 1996

DIRECTORS

Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
Dodds I. Buchanan, Boulder, Colorado
Jay B. Dillingham, Kansas City, Missouri
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
Doyle Patterson, Kansas City, Missouri
William L. Rogers, Los Angeles, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona

OFFICERS

Keith A. Tucker, President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
Mark G. Seferovich, Vice President
Carl E. Sturgeon, Vice President






To all IRA Planholders:
As required by law, income tax will automatically be withheld from any distribution or withdrawal from an IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds

United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.




















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS  66201-9217
  (913) 236-1303

Our INTERNET address is:
  http://www.waddell.com

NUR1012SA(9-96)

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